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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S. C. SECTION 1350

The undersigned hereby certifies that the Form 10-Q Quarterly Report of Quaker Chemical Corporation (the "Company") for the quarterly period ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002
                                               /s/ Ronald J. Naples
                                               ---------------------------------
                                               Ronald J. Naples

                                               Chief Executive Officer of Quaker
                                               Chemical Corporation